Cash and cash equivalents and total borrowings	6 Months Ended
Jun. 30, 2026
Cash and cash equivalents and adjusted net debt [Abstract]
Cash and cash equivalents and total borrowings
7. Cash and cash equivalents and total borrowings

	30 June 2026	31 December 2025
	£m	£m
Cash and cash equivalents as presented in the consolidated balance sheet	2,363	2,694
Bank overdrafts	(187)	(168)
Cash and cash equivalents as presented in the consolidated cash flow statement	2,176	2,526
Borrowings due within one year (excluding bank overdrafts)	(1,292)	(654)
Borrowings due after one year	(3,866)	(4,114)
Total borrowings (excluding bank overdrafts)	(5,158)	(4,768)
The Group estimates that the fair value of corporate bonds is £4,937 million at 30 June 2026 (31 December 2025: £4,595 million). In March 2026, WPP issued US$600 million of 6.5% senior notes, maturing in March 2036.